LETTER TO SHAREHOLDERS                                ACM Government Income Fund
================================================================================

February 11, 1997

Dear Shareholder:

U.S. bond market returns were subdued throughout 1996. Stronger-than-expected job growth and uncertainty about whether the Federal Reserve would raise interest rates to slow economic growth kept bond market returns negative for much of the year. The fixed-income market rallied towards the end of 1996, pushing market returns into positive territory for the first time since January, as the fear of accelerating inflation diminished. Across all major sectors of the bond market, interest rates for all maturities increased, causing shorter-duration securities to outperform longer-duration securities. Mortgage-backed securities were the best performing sector of the domestic, investment-grade bond market as higher interest rates slowed mortgage prepayment expectations. Outside the U.S., slow worldwide economic growth and low inflation provided a favorable investment environment for both developed market and emerging market debt.

During the 6- and 12-month periods ended December 31, 1996, your Fund outperformed the Lehman Brothers Aggregate Bond Index. This outperformance is due primarily to strong performance in the emerging and developed non-U.S. bond markets and to management's country selection within these sectors. At year-end, your Fund's net asset value was $10.29 per share.

  INVESTMENT RESULTS*

  Total returns for the periods ended December 31, 1996.

                               6 Months    12 Months
                               --------    ---------
  ACM Government Income
    Fund                        16.71%       16.40%
  Lehman Brothers Aggregate
    Bond Index                   4.90         3.63

*  Total returns are based on net asset value.

ECONOMIC REVIEW

The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed in the fourth quarter, led by a rebound in consumer spending. The annualized gain in retail sales of merchandise jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. Exports surged by an annualized 32.7% in October and November, unexpectedly adding to year-end growth. The production side of the economy also showed strength. Industrial production grew at an annualized pace of 6.0% and monthly payroll growth increased to 217,000, up from third quarter's average of 171,000. In all, growth in aggregate output (gross domestic product or GDP), which dipped to 2.1% in the third quarter, accelerated to 4.7% during the final three months of 1996.

Broad inflation measures were slightly higher at the end of 1996 as consumer prices increased 3.3% year-over-year and producer prices were up 2.8%. However, excluding the volatile food and energy sectors, inflation remained very well-behaved with year-over-year consumer and producer prices up only 2.6% and 0.6%, respectively.

CURRENT OUTLOOK

Our outlook for the U.S. economy assumes that while economic growth accelerated at the end of 1996, it will moderate again during the first half of 1997. As this occurs, current upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges. The Fed remains on hold with its neutral-to-slightly-restrictive policy. Given justified concerns about the economic outlook, further near-term weakness in bond prices and higher bond yields cannot be ruled-out. However, such developments would only facilitate the economic slowing we see later in 1997.

                                                      ACM Government Income Fund
================================================================================

Overall, we think the non-dollar bond markets will continue to outperform the U.S. Treasury market into 1997. Continued tight fiscal policy in Europe as countries move to meet the requirements for monetary union should support higher bond prices in the upcoming year.

We continue to have a favorable outlook for emerging market debt. Ongoing economic reforms in a worldwide environment of moderate growth and generally low inflation should support further gains in this sector. However, as risk premiums for this asset class have narrowed from their highs at the end of 1994, we expect the pace of price appreciation of these securities to slow.

As always, we appreciate your continued interest and investment in ACM Government Income Fund and look forward to continuing to serve your investment needs.


Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman



/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
December 31, 1996                                     ACM Government Income Fund
================================================================================

                                      Principal
                                        Amount
                                         (000)          U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS--105.2%
U.S. TREASURY
  SECURITIES--97.8%
U.S. Treasury Bonds
  Zero coupon, 5/15/09 .........     US$   6,250       $   2,769,687
  Zero coupon, 2/15/10 .........          83,620          35,110,366
  Zero coupon, 5/15/10 .........         112,340          46,342,497
  Zero coupon, 2/15/11 .........          42,700          16,701,251
  6.50%, 11/15/26 (a) ..........          22,500          22,081,725
  6.75%, 8/15/26 (a) ...........          67,550          68,056,625
  12.375%, 5/15/04 (a) .........          46,380          62,569,403
  12.50%, 8/15/14 (a) ..........          18,700          27,947,711
  14.00%, 11/15/11 (a) .........          91,030         139,973,190
U.S. Treasury Notes
  6.25%, 10/31/01 (a) ..........          22,000          22,020,680
  6.50%, 8/15/05 (a) ...........          43,300          43,577,553
  6.50%, 10/15/06 (a) ..........          51,000          51,278,970
  8.50%, 4/15/97 (a) ...........          38,000          38,332,500
                                                       -------------
Total U.S. Treasury
  Securities ...................                         576,762,158
                                                       -------------
MORTGAGE RELATED
  SECURITY--7.4%
Federal National Mortgage
  Association TBA
  8.00%, 1/01/99 ...............          43,000          43,806,250
                                                       -------------
Total U.S. Government and
  Agency Obligations
  (cost $625,460,690) ..........                         620,568,408
                                                       -------------
SOVEREIGN DEBT
  OBLIGATIONS--24.4%
CANADA--6.5%
Canadian Government
  8.00%, 6/01/23 ...............     CA$  35,000          28,461,597
NAV Canada
  7.40%, 6/01/27 ...............          13,850          10,021,602
                                                       -------------
Total Canadian Securities ......                          38,483,199
                                                       -------------
PANAMA--7.8%
Republic of Panama
  IRB
  3.50%, 7/17/14 (b) ...........     US$  65,950          45,917,687
                                                       -------------
PERU--7.1%
Republic of Peru
  FLIRB
  3.25%, 3/15/16 (b)(c)(d) .....          22,500          12,375,000
  PDI
  4.00%, 12/01/17 (b)(c)(d) ....          50,400          29,799,000
                                                       -------------
Total Peruvian
  Securities ...................                          42,174,000
                                                       -------------
RUSSIA--3.0%
Russia Principal Loans, FRN
  12/29/20 (c)(d) ..............          30,000          17,643,750
                                                       -------------
Total Sovereign Debt
  Obligations
  (cost $135,570,310) ..........                         144,218,636
                                                       -------------
SOVEREIGN DEBT
  RELATED--18.9%
Morgan Guaranty Trust Co.
  Indexed Note
  Linked to Russian US$
  Vneshekonombank
  Loan Assignment
  14.00%, 2/28/97 (e)
  (cost $95,722,313) ...........          95,722         111,794,950
                                                       -------------
TIME DEPOSIT--0.2%
State Street Bank & Trust Co.,
  Cayman Islands
  5.00%, 1/02/97
  (cost $1,026,000) ............           1,026           1,026,000
                                                       -------------
TOTAL INVESTMENTS--148.7%
  (cost $857,779,313) ..........                         877,607,994
Other assets less
  liabilities--(48.7%) .........                        (287,435,379)
                                                       -------------
NET ASSETS--100.0% .............                       $ 590,172,615
                                                       =============

PORTFOLIO OF INVESTMENTS (continued)                  ACM Government Income Fund
================================================================================

--------------------------------------------------------------------------------
(a) Securities, or portion thereof, have been segregated to collateralize forward exchange currency contracts, when issued securities and the TBA security. Total value of segregated securities amounted to $475,838,357 at December 31, 1996.
(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1996.
(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to $59,817,750 or 10.1% of net assets.
(d)  When issued.
(e) Principal amount represents par value at purchase date. The redemption value of this security is linked to the change in the bid price of the referenced emerging market debt.

     Glossary of Terms:
     FLIRB--Front loaded interest reduction bond.
     FRN--Floating rate note. Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at December 31, 1996.
     IRB--Interest reduction bond.
     PDI--Past due interest bond.
     TBA--To be announced

     See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996                                     ACM Government Income Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $857,779,313) ....  $ 877,607,994
  Cash .......................................................            989
  Receivable for investment securities sold ..................     25,330,781
  Interest receivable ........................................     13,597,757
  Net unrealized appreciation of forward exchange currency
    contracts ................................................      1,022,117
                                                                -------------
  Total assets ...............................................    917,559,638
                                                                -------------

LIABILITIES
  Payable for investment securities purchased ................    229,262,081
  Loan payable ...............................................     90,000,000
  Dividend payable ...........................................      6,597,953
  Loan interest payable ......................................        703,500
  Advisory fee payable .......................................        382,553
  Administrative fee payable .................................         86,079
  Accrued expenses ...........................................        354,857
                                                                -------------
  Total liabilities ..........................................    327,387,023
                                                                -------------

NET ASSETS ...................................................  $ 590,172,615
                                                                =============

COMPOSITION OF NET ASSETS
  Capital stock, at par ......................................  $     573,735
  Additional paid-in capital .................................    614,304,466
  Undistributed net investment income ........................      1,440,066
  Accumulated net realized loss on investments and foreign
    currency transactions ....................................    (47,043,433)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities ..............     20,897,781
                                                                -------------
                                                                $ 590,172,615
                                                                =============
NET ASSET VALUE PER SHARE (based on 57,373,505 shares
  outstanding) ...............................................  $       10.29
                                                                =============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 1996                          ACM Government Income Fund
================================================================================

INVESTMENT INCOME
  Interest ...........................................               $66,058,469
EXPENSES
  Advisory fee ....................................... $ 4,685,977
  Administrative fee .................................     964,786
  Transfer agency ....................................     283,005
  Reports and notices to shareholders ................     189,185
  Custodian ..........................................     161,210
  Audit and legal ....................................     114,775
  Registration fee ...................................      50,695
  Taxes ..............................................      36,300
  Directors' fees ....................................      30,000
  Miscellaneous ......................................      29,925
                                                       -----------
  Total expenses before interest .....................   6,545,858
  Interest expense ...................................   5,460,625
                                                       -----------
  Total expenses .....................................                12,006,483
                                                                     -----------
  Net investment income ..............................                54,051,986
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments ...................                16,785,003
  Net realized gain on foreign currency transactions .                 2,393,726
  Net change in unrealized appreciation of:
   Investments .......................................                12,183,017
   Foreign currency denominated assets and
     liabilities .....................................                   434,993
                                                                     -----------
  Net realized and unrealized gain on investments and
    foreign currency transactions ....................                31,796,739
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...........               $85,848,725
                                                                     ===========

STATEMENT OF CHANGES IN NET ASSETS
=============================================================================================
                                                            Year Ended          Year Ended
                                                        December 31, 1996   December 31, 1995
                                                        -----------------   -----------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income ..............................    $  54,051,986       $  55,936,499
  Net realized gain on investments, options written
    and foreign currency transactions ................       19,178,729           9,609,193
  Net change in unrealized appreciation (depreciation)
    of investments, options written and foreign currency
    denominated assets and liabilities ...............       12,618,010          64,532,677
                                                          -------------       -------------
  Net increase in net assets from operations .........       85,848,725         130,078,369
DIVIDENDS TO SHAREHOLDERS
  Dividends from net investment income ...............      (54,051,986)        (55,314,678)
  Dividends in excess of net investment income .......       (1,772,419)            -0-
COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in issuance of
    Common Stock .....................................        2,623,620           4,249,825
                                                          -------------       -------------
  Total increase .....................................       32,647,940          79,013,516
NET ASSETS
  Beginning of year ..................................      557,524,675         478,511,159
                                                          -------------       -------------
  End of year (including undistributed net investment
    income of $1,440,066 at December 31, 1996) .......    $ 590,172,615       $ 557,524,675
                                                          =============       =============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended December 31, 1996                          ACM Government Income Fund
================================================================================

INCREASE (DECREASE) IN CASH FROM
OPERATING ACTIVITIES:
  Interest received ................................  $    60,140,992
  Interest paid ....................................       (5,041,187)
  Operating expenses paid ..........................       (6,485,304)
                                                      ---------------
  Net increase in cash from operating activities ...                     $  48,614,501

INVESTING ACTIVITIES:
  Purchases of long-term investments ...............   (2,451,226,933)
  Proceeds from disposition of long-term investments    2,507,190,441
  Purchases of short-term investments--net .........      (59,909,543)
                                                      ---------------
  Net decrease in cash from investing activities ...                        (3,946,035)

FINANCING ACTIVITIES*:
  Cash dividends paid ..............................                       (48,886,569)
                                                                         -------------
  Net decrease in cash .............................                        (4,218,103)
  Decrease in appreciation of foreign currency .....                              (713)
  Cash at beginning of year ........................                         4,219,805
                                                                         -------------
  Cash at end of year ..............................                     $         989
                                                                         =============


--------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM                        -------------
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:
  Net increase in net assets from operations .......                     $  85,848,725

ADJUSTMENTS:
  Decrease in interest receivable ..................  $     2,840,325
  Accretion of bond discount .......................       (8,757,802)
  Increase in accrued expenses .....................          479,992
  Net gain on investments ..........................      (31,796,739)
                                                      ---------------
   Total adjustments ...............................                       (37,234,224)
                                                                         -------------

NET INCREASE IN CASH FROM OPERATING ACTIVITIES .....                     $  48,614,501
                                                                         =============

--------------------------------------------------------------------------------
* Non-cash financing activities not included herein consist of reinvestment of dividends. See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1996                                     ACM Government Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Government Income Fund, (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. The U.S. dollar value of forward exchange currency contracts is determined using forward currency exchange rates supplied by a quotation service. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by Alliance Capital Management L.P. (the "Adviser") to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, provisions for federal income or excise taxes are not required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on a trade date basis. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued. Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holdings of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund"s books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net change in unrealized appreciation of foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations.

6. Reclassification of Components of Net Assets

Due to permanent book to tax differences, a $2,393,726 foreign currency gain and a $1,337,659 capital gain were reclassified from accumulated net realized loss on investments and foreign currency transactions to undistributed net investment income. These reclassifications had no effect on net assets.

                                                      ACM Government Income Fund
================================================================================

NOTE B: Advisory and Administrative Fees

Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

On November 28, 1995, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the year ended December 31, 1996 the Fund agreed to pay AFS $11,585.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,071,308,949 and $1,202,746,204, respectively, for the year ended December 31, 1996. There were purchases of $1,497,101,621 and sales of $1,310,332,712 of U.S. government and government agency obligations for the year ended December 31, 1996.

At December 31, 1996, the cost of investments for federal income tax purposes was $866,967,571. Accordingly, gross unrealized appreciation of investments was $26,855,828 and gross unrealized depreciation of investments was $16,215,405, resulting in net unrealized appreciation of $10,640,423 (excluding foreign currency transactions) on a federal income tax basis.

At December 31, 1996, the Fund had a capital loss carryforward of $37,855,175 of which $15,910,659 expires in the year 2002 and $21,944,516 expires in the year 2003.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts for investment purposes and in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net change in unrealized appreciation of foreign currency denominated assets and liabilities.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund"s commitments under forward exchange currency contracts entered into with respect to position hedges.

NOTES TO FINANCIAL STATEMENTS (cont.)                 ACM Government Income Fund
================================================================================

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The value on origination date, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At December 31, 1996, the Fund had outstanding forward exchange currency contracts as follows:

                                                 Contract      Value on         U.S.$         Unrealized
                                 Settlement       Amount      Origination      Current       Appreciation
                                   Date(s)        (000)          Date           Value       (Depreciation)
                                 ----------    -----------    -----------    -----------    -------------
Foreign Currency Buy Contracts
Deutsche Marks ................    1/21/97      30,260,000    $20,223,487    $19,691,688     $  (531,799)
Swedish Krona .................    1/22/97     182,367,847     26,722,522     26,765,475          42,953

Foreign Currency Sale Contracts
Canadian Dollars ..............    2/12/97      53,036,233     39,070,675     38,841,180         229,495
Deutsche Marks ................    1/21/97      30,260,000     20,156,671     19,699,418         457,253
Swedish Krona .................    1/22/97     182,367,847     27,589,690     26,765,475         824,215
                                                                                             -----------
                                                                                             $ 1,022,117
                                                                                             ===========

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 1996, the Fund did not have any written option transactions.

                                                      ACM Government Income Fund
================================================================================

NOTE D: Interest Rate Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net change in unrealized appreciation of investments.

At December 31, 1996, the Fund had no outstanding interest rate swap contracts.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 57,373,505 shares were outstanding at December 31, 1996. During the years ended December 31, 1996 and 1995, the Fund issued 280,075 and 476,382 shares, respectively, in connection with the Fund's dividend reinvestment plan.

--------------------------------------------------------------------------------

NOTE F: Bank Borrowing

The Fund has a Revolving Credit Agreement with Morgan Guaranty Trust Company of New York ("Morgan Guaranty"). The maximum credit available is $90,000,000 and such amount was outstanding for the entire year ended December 31, 1996.

The renewable credit facility of $90,000,000 will expire on May 14, 1997 and requires no collateralization.

Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The weighted average interest rate for the year ended December 31, 1996 was 6.07%. The interest rate at December 31, 1996 was 5.8625%. The Fund is also obligated to pay Morgan Guaranty a commitment fee computed at the rate of .075 of 1% per annum on the average daily unused portion of the revolving credit.

FINANCIAL HIGHLIGHTS                                  ACM Government Income Fund
================================================================================

Selected Data For a Share of Common Stock Outstanding Throughout Each Year

                                                                     Year Ended December 31,
                                                ----------------------------------------------------------------
                                                   1996            1995         1994         1993         1992
Net asset value, beginning of year ...........  $    9.77       $    8.45    $   11.05    $   10.51    $   10.59
                                                ---------       ---------    ---------    ---------    ---------
Income From Investment Operations
---------------------------------
Net investment income (a) ....................        .94             .99          .91         1.14          .99
Net realized and unrealized gain (loss) on
  investments, options written and foreign
  currency transactions ......................        .55            1.30        (2.51)        1.32         (.08)
                                                ---------       ---------    ---------    ---------    ---------
Net increase (decrease) in net asset
  value from operations ......................       1.49            2.29        (1.60)        2.46          .91
                                                ---------       ---------    ---------    ---------    ---------
Dividends and Distributions
---------------------------
Dividends from net investment income .........       (.94)           (.97)        (.76)       (1.15)        (.99)
Dividends in excess of net investment income .       (.03)            -0-          -0-          -0-          -0-
Distributions from net realized gains ........        -0-             -0-          -0-         (.53)         -0-
Tax return of capital distribution ...........        -0-             -0-         (.24)         -0-          -0-
                                                ---------       ---------    ---------    ---------    ---------
Total dividends and distributions ............       (.97)           (.97)       (1.00)       (1.68)        (.99)
                                                ---------       ---------    ---------    ---------    ---------
Capital Share Transactions
--------------------------
Dilutive effect of rights offering ...........        -0-             -0-          -0-         (.23)         -0-
Offering costs charged to additional
  paid-in capital ............................        -0-             -0-          -0-         (.01)         -0-
                                                ---------       ---------    ---------    ---------    ---------
Total capital share transactions .............        -0-             -0-          -0-         (.24)         -0-
                                                ---------       ---------    ---------    ---------    ---------
Net asset value, end of year .................  $   10.29       $    9.77    $    8.45    $   11.05    $   10.51
                                                =========       =========    =========    =========    =========
Market value, end of year ....................  $   10.25       $   9.125    $   9.125    $   12.25    $   11.00
                                                =========       =========    =========    =========    =========
Total Investment Return
-----------------------
Total investment return based on: (b)
  Market value ...............................      24.15%          11.37%      (17.67)%      28.89%        8.59%
  Net asset value ............................      16.40%          28.73%      (15.48)%      21.47%        8.97%
Ratios/Supplemental Data
------------------------
Net assets, end of year (000's omitted) ......  $ 590,173       $ 557,525    $ 478,511    $ 616,081    $ 509,158
Ratio of expenses to average net assets ......       2.17%           2.08%        1.60%        1.48%        1.57%
Ratio of expenses to average net assets
  excluding interest expense .................       1.18%(c)        1.29%        1.18%        1.17%        1.16%
Ratio of net investment income to average
  net assets .................................       9.78%          11.10%        9.56%       10.06%        9.44%
Portfolio turnover rate ......................        349%            380%         298%         424%         521%

--------------------------------------------------------------------------------
(a)  Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(c)  Net of interest expense of .99% on loan agreement (see Note F).

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                  ACM Government Income Fund
================================================================================

To the Shareholders and Board of Directors
ACM Government Income Fund

We have audited the accompanying statement of assets and liabilities of ACM Government Income Fund, including the portfolio of investments, as of December 31, 1996, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Income Fund, at December 31, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP

New York, New York
February 3, 1997

ADDITIONAL INFORMATION                                ACM Government Income Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

     (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

     (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objective or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne
D. Lyski, the President of the Fund.

                                                      ACM Government Income Fund
================================================================================

BOARD OF DIRECTORS
John D. Carifa, Chairman
Ruth Block (1)
David H. Dievler (1)
James R. Greene (1)
Dr. James M. Hester (1)
Hon. James D. Hodgson (1)
Clifford L. Michel (1)
Donald J. Robinson (1)
Robert C. White (1)

OFFICERS
Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Susan Peterson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Income Fund for their information. This financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1)  Member of the Audit Committee.

ACM Government Income Fund
Summary of General Information

The Fund

ACM Government Income Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. Government obligations. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by stable foreign governments. Additionally, the Fund may utilize other investment techniques, including options and futures. The investment adviser of the Fund is Alliance Capital Management L.P.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMIn". The Fund's NYSE trading symbol is "ACG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

ACM Government Income Fund
1345 Avenue of the Americas
New York, New York 10105


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                                       ACM
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                                   GOVERNMENT
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                                   INCOME FUND
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                                                               Annual Report
                                                               December 31, 1996




                                              Alliance (R)
                                              Investing without the Mystery.(SM)